UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2021

Ibere Pharmaceuticals

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40119	98-1564986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 Market Street, Suite 2030

Philadelphia, PA 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (267) 765-3222

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IBERU	New York Stock Exchange
Class A ordinary share, $0.0001 par value	IBER	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	IBERW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Ibere Pharmaceuticals (the “Company,” “Ibere”, “we,” “us” or “our”) is filing this Amendment No. 1 to its Current Report on Form 8-K/A as of March 2, 2021 to amend and restate the audited balance sheet as of March 2, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement originally filed with the Securities and Exchange Commission (the “SEC”) on March 8, 2021 (the “Original Report”).

Background of Restatement

On April 12, 2021, the SEC released a public statement (the “Public Statement”) informing market participants that warrants issued by SPACs may require classification as liabilities rather than equity, with no changes in the fair value of the warrants reported in earnings each period, due to certain common provisions in SPAC warrant agreements providing for cash settlement in certain circumstances.

Following consideration of the guidance in the SEC’s Public Statement, the Company concluded the warrants did not meet the conditions to be classified as equity since the warrant agreement governing Ibere’s warrants includes a tender offer provision that would require both the public warrants and private placement warrants issued in connection with Ibere’s initial public offering to be classified as a liability measured at fair value, with changes in fair value reported each period in earnings, and thus following such guidance, the warrants should have been classified as a liability in the previously issued financial statement. The Company had originally determined the impact to the audited balance sheet as of March 2, 2021 to be immaterial and disclosed the impact to the balance sheet as of March 2, 2021 in Note 2 – Revision of Previously Issued Financial Statement to its Quarterly Report on Form 10-Q filed with the SEC on July 16, 2021 (the “Original Quarterly Report”).

However, subsequent to filing of the Original Quarterly Report, management has identified errors made in the historical financial statement related to its shareholders’ equity where on the date of issuance of the units, Ibere improperly allocated the net proceeds among the Class A ordinary shares subject to possible redemption and public warrants. Additionally, the Class A ordinary shares issued during the initial public offering can be redeemed or become redeemable subject to the occurrence of future events considered outside Company control. Therefore, management concluded that Ibere should have classified the redeemable shares in temporary equity and remeasured these shares to their redemption value (i.e., $10.00 per share) as of the end of the first reporting period after the date of Ibere’s initial public offering. As a result, management has noted a reclassification error related to temporary equity and permanent equity. In addition, after further evaluation of the assumptions used in the valuation report as of March 2, 2021 to value the warrants, the Company adjusted those assumptions and revised the fair value of the warrants as of March 2, 2021.

As a result, the Company’s management, together with the Audit Committee, determined on August 10, 2021, that the Company’s audited balance sheet as of March 2, 2021 included in the Company’s Original Report should be restated in the Form 8-K/A as a result of this error. These restatements and revisions result in non-cash, non-operating financial statement corrections and will have no impact on the Company’s current or previously reported cash position.

The financial information that has been previously filed or otherwise reported in the Original Report is superseded by the information in this Form 8-K/A, and the Company’s audited balance sheet as of March 2, 2021 contained in the Original Report should no longer be relied upon. On August 13, 2021, the Company filed a report on Form 8-K disclosing the non-reliance on the financial statements included in the Original Report.

Internal Control Considerations

In connection with the restatement, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting as of March 2, 2021. The Company’s management concluded that in light of the errors described above, a material weakness exists in the Company’s internal controls over financial reporting and that the Company’s disclosure controls and procedures were not effective. Management plans to enhance the system of evaluating and implementing the accounting standards that apply to our financial statements, including enhanced training of our personnel and increased communication among our personnel and third-party professionals with whom we consult regarding the application of complex accounting transactions.

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2021, Ibere Pharmaceuticals, a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “IPO”) of 13,800,000 units (the “Units”), which included the exercise of the underwriters’ option to purchase an additional 1,800,000 Units at the initial public offering price to cover over-allotments. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $138,000,000.

On March 2, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,835,000 Warrants (the “Private Placement Warrants”) to PIPV Capital LLC (the “Sponsor”), generating gross proceeds to the Company of $4,835,000. Each of the Private Placement Warrants are exercisable to purchase one share of Class A Common Stock at a price of $11.50 per share.

A total of $138,000,000 representing the net proceeds from the sale of the Units and the Private Placement Warrants was placed in a U.S.-based trust account at Raymond James & Associates, Inc., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of March 2, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet as of March 2, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ibere Pharmaceuticals

	By:	/s/ Osagie Imasogie
		Name:	Osagie Imasogie
		Title:	Chief Executive Officer

Dated: August 16, 2021